                                                                    EXHIBIT 10.3
REVISED - APPENDIX A

                           RESTRICTED STOCK UNIT AWARD
                                THOMAS J. O'BRIEN
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

         "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

----------------------------------------------------------------------------------------------------------------------
120,000 Restricted Units               42,000 Threshold         96,000 Intermediate             120,000 Stretch
----------------------------------------------------------------------------------------------------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance
Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------

III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

Year 3 allocation                 EPS Growth      Share Alloc          x vesting          Shares earned
-----------------                 ----------
$1.36 - $1.45                      8%-10.4%       42,000                     15%          6,300

$1.46 - $1.63                    10.5%-14.9%      96,000                     15%          14,400

$1.64 +                              15%          120,000                    15%          18,000

Year 4 allocation                 EPS Growth      Share Alloc          x vesting          Shares earned
-----------------                 ----------

$1.47 - $1.60                      8%-10.4%       42,000                     20%          8,400

$1.61 - $1.88                    10.5%-14.9%      96,000                     20%          19,200

$1.89                                15%          120,000                    20%          24,000

Year 5 Allocation                                                                         Shares earned
-----------------

$1.59                              8.0-8.1%       42,000                    100%          42,000

$1.60                                8.2%         44,842                    100%          44,842

$1.61                                8.3%         47,684                    100%          47,684

$1.62                              8.5-8.5%       50,526                    100%          50,526

$1.63                                8.6%         53,368                    100%          53,368

$1.64                                8.7%         56,211                    100%          56,211

$1.65                              8.8-8.9%       59,053                    100%          59,053

$1.66                                9.0%         61,895                    100%          61,895

$1.67                                9.1%         64,737                    100%          64,737

$1.68                              9.2-9.3%       67,579                    100%          67,579

$1.69                                9.4%         70,421                    100%          70,421

Year 5 Allocation                                                                         Shares earned
$1.70                                9.5%         73,263                    100%          73,263

$1.71                                9.6%         76,105                    100%          76,105

$1.72                              9.7-9.8%       78,947                    100%          78,947

$1.73                                9.9%         81,789                    100%          81,789

$1.74                               10.0%         84,632                    100%          84,632

$1.75                               10.1%         87,474                    100%          87,474

$1.76                               10.2%         90,316                    100%          90,316

$1.77                             10.3-10.4%      93,158                    100%          93,158

$1.78                               10.5%         96,000                    100%          96,000

$1.79                               10.6%         96,615                    100%          96,615

$1.80                             10.7-10.8%      97,231                    100%          97,231

$1.81                               10.9%         97,846                    100%          97,846

$1.82                               11.0%         98,462                    100%          98,462

$1.83                               11.1%         99,077                    100%          99,077

$1.84                             11.2-11.3%      99,692                    100%          99,692

$1.85                               11.4%         100,308                   100%          100,308

$1.86                               11.5%         100,923                   100%          100,923

$1.87                               11.6%         101,538                   100%          101,538

$1.88                               11.7%         102,154                   100%          102,154

$1.89                             11.8-11.9%      102,769                   100%          102,769

$1.90                               12.0%         103,385                   100%          103,385

$1.91                               12.1%         104,000                   100%          104,000

Year 5 Allocation                                                                         Shares earned
$1.92                               12.2%         104,615                   100%          104,615

$1.93                               12.3%         105,231                   100%          105,231

$1.94                               12.4%         105,846                   100%          105,846

$1.95                             12.5-12.6%      106,462                   100%          106,462

$1.96                               12.7%         107,077                   100%          107,077

$1.97                               12.8%         107,692                   100%          107,692

$1.98                               12.9%         108,308                   100%          108,308

$1.99                               13.0%         108,923                   100%          108,923

$2.00                               13.1%         109,538                   100%          109,538

$2.01                               13.2%         110,154                   100%          110,154

$2.02                               13.3%         110,769                   100%          110,769

$2.03                             13.4-13.5%      111,385                   100%          111,385

$2.04                               13.6%         112,000                   100%          112,000

$2.05                               13.7%         112,615                   100%          112,615

$2.06                               13.8%         113,231                   100%          113,231

$2.07                               13.9%         113,846                   100%          113,846

$2.08                               14.0%         114,462                   100%          114,462

$2.09                               14.1%         114,462                   100%          114,462

$2.10                               14.2%         114,462                   100%          114,462

$2.11                               14.3%         114,462                   100%          114,462

$2.12                               14.4%         114,462                   100%          114,462

$2.13                             14.5-14.6%      114,462                   100%          114,462

$2.14                               14.7%         114,462                   100%          114,462

$2.15                               14.8%         114,462                   100%          114,462

$2.16                               14.9%         114,462                   100%          114,462

$2.17                               15.0%         120,000                   100%          120,000

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2006 or 2007.